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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             HOMESIDE LENDING, INC.
             (Exact name of registrant as specified in its charter)

               Florida                                          59-2725415
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(State of incorporation or organization)          (I.R.S. employer identification number)

  7301 Baymeadows Way, Jacksonville, FL                           32256
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(Address of principal executive offices)                       (Zip Code)
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED

Floating Rate Notes due June 10, 2002                  New York Stock Exchange

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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ x ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [ _ ]

Securities Act registration statement file number to which this form relates:
___________ (if applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE
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                                (Title of Class)

                ------------------------------------------------
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information set forth in the Section entitled "Description of the Notes" in the Company's Registration Statement on Form S-3 (File No. 333-84179) filed with the Securities and Exchange Commission on July 30, 1999, as amended, including any form of prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration
Statement"), is incorporated herein by reference.

ITEM 2.  EXHIBITS

         The securities described herein are to be listed on the New York Stock
Exchange, on which no other securities of the Registrant are listed.
Accordingly, the following exhibits are being filed with the New York Stock
Exchange together with this Registration Statement:

o        Certificate of Incorporation of Registrant presently in effect.
         (Incorporated by reference to Exhibit 10.4 filed with the Registrant's
         Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.)
o By-Laws of Registrant presently in effect. (Incorporated by reference to Exhibit 3.2 filed with the Registrant's Registration Statement on Form S-1, No. 333-21193.)
o        Form of Registrant's Floating Rate Notes due June 10, 2002.
         (Incorporated by reference to Exhibit 4.3 filed with the Registrant's
         Current Report on Form 8-K dated June 6, 2000.)
o Form of Indenture between the Registrant and the Bank of New York, as Trustee, dated as of May 15, 1997. (Incorporated by reference to Exhibit 4.1 filed with the Registrant's Registration Statement on Form
         S-1, No. 333-21193.)




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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Form 8-A
Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        HOMESIDE LENDING, INC.


                                        By: /s/ Joe K. Pickett
                                           -----------------------------
                                           Joe K. Pickett
                                           Chairman of the Board




Dated:  June 8, 2000



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